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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 27, 2000



                            ViroPharma Incorporated
                            -----------------------
                 (Exact name of issuer as specified in charter)


          DELAWARE                   0-021699              23-2789550
       (State or Other             (Commission          (I.R.S. Employer
        Jurisdiction                   file               Identification
     of Incorporation or              number)                 Number)
        Organization)


                            405 EAGLEVIEW BOULEVARD
                           EXTON, PENNSYLVANIA  19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on July 27, 2000, ViroPharma Incorporated reported financial results for the second quarter ended June 30, 2000.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

             99            ViroPharma Incorporated Press Release dated July 27,
2000
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                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ViroPharma Incorporated


Date: July 28, 2000           By: /s/ Claude H. Nash
                                  ------------------
                                  Claude H. Nash
                                  President and Chief Executive Officer

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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

  99           ViroPharma Incorporated Press Release dated July 27, 2000